UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  November 24, 2010

Progressive Training, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52684	32-0186005
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

33162
(Address of principal executive offices)

Registrant’s telephone number, including area code: (305) 919-7399

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendment of Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 24, 2010, Progressive Training, Inc. (the “Company”) filed a Certificate of Ownership and Merger, pursuant to which its wholly-owned subsidiary, Progressive Care Inc. was merged into and with the Company (the “Merger”).  In connection with the Merger, the Company changed its name to “Progressive Care Inc.” The Company has notified FINRA of its name change and expects it will take effect in the market in approximately ten days.

Item 9.01Financial Statements and Exhibits

 (d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.3	Certificate of Ownership and Merger dated November 24, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 28, 2010

PROGRESSIVE TRAINING, INC.

By:	/s/ Avraham A. Friedman
Name: Avraham A. Friedman
Title: Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
3.3	Certificate of Ownership and Merger dated November 24, 2010

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